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                                                                   Exhibit 99.1

[PENN SECURITY BANK & TRUST LOGO]

NEWS RELEASE

FOR IMMEDIATE RELEASE


CONTACTS:  Patrick Scanlon, Senior Vice President, Controller
           Penseco Financial Services Corporation
           (570) 346-7741

           Michael L. Jake, Chief Financial Officer
           Old Forge Bank
           (570) 457-8345

          Merger Approved by Old Forge Bank Shareholders and Regulators

SCRANTON AND OLD FORGE, PENNSYLVANIA. March 19, 2009 - Penseco Financial Services Corporation (OTC Bulletin Board - PFNS), the Scranton, Pennsylvania based financial holding company of Penn Security Bank & Trust Company, and Old Forge Bank, a Pennsylvania state chartered bank, today announced that the shareholders of Old Forge Bank have approved an agreement and plan of merger for Old Forge Bank to merge with and into Penn Security Bank & Trust Company. Over eighty-five percent of the outstanding shares of Old Forge Bank were voted for the proposal.

The merger was approved at a special meeting of the shareholders of Old Forge Bank, held this morning at the Arcaro & Genell Restaurant & Banquet Facility, 443 South Main Street, Old Forge, Pennsylvania.

In addition to shareholder approval, the management teams of both Penseco Financial Services Corporation and Old Forge announced that they have received regulatory approvals for the merger from the Pennsylvania Department of Banking and the Federal Deposit Insurance Corporation, as well as a non-objection notice from the Federal Reserve Bank of Philadelphia. The merger is expected to be effective on or about April 1, 2009.

Old Forge Bank, established in 1909, is headquartered in Old Forge, Pennsylvania. The bank operates three offices in Lackawanna and Luzerne Counties in Pennsylvania. Penseco Financial Services Corporation, through its subsidiary Penn Security Bank & Trust Company, operates nine offices in Lackawanna, Wayne and Monroe Counties in Pennsylvania. At December 31, 2008, Penseco Financial Services Corporation had $629 million in assets and Old Forge Bank had $223 million in assets. Penseco's common stock is quoted on the OTC Bulletin Board, under the symbol, "PFNS".

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FORWARD-LOOKING STATEMENTS

This press release, as well as other written communications made from time to time by Penseco Financial Services Corporation and its subsidiaries and oral communications made from time to time by their authorized officers, may contain statements relating to the future results of the company (including certain projections and business trends) that are considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). Such forward-looking statements may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," "intend" and "potential". For these statements, Penseco Financial Services Corporation claims the protection of the safe harbor for forward-looking statements contained in the PSLRA. Penseco Financial Services Corporation cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the company's operations, pricing, products and services and other factors which may be described in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings that Penseco Financial Services Corporation makes with the U.S. Securities and Exchange Commission from time to time. The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, the company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

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